As filed with the Securities and Exchange Commission on February 9, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22072

The Cushing MLP Total Return Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30, 2014

Date of reporting period: November 30, 2014

Item 1. Reports to Stockholders.

Annual Report

November 30, 2014

THE CUSHING® MLP TOTAL RETURN FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.swankcapital.com

The Cushing® MLP Total Return Fund

Shareholder Letter

The Cushing® MLP Total Return Fund

Dear Fellow Shareholder,

The Cushing MLP Total Return Fund (the “Fund”) generated negative returns for shareholders for the twelve month period ended November 30, 2014. For the period, the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value per share plus the reinvested cash distribution paid during the period) of -4.9%, versus a total return of 16.9% for the S&P 500 Index (Total Return). The Fund’s Share Price Total Return (equal to the change in net share price per share plus the reinvested cash distribution paid during the period) was a positive 11.9%, for the fiscal period ended November 30, 2014 and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 36.4% premium to NAV as of the end of the period.

Industry Overview and Themes

For the bulk of the twelve month period ending November 30, 2014, fundamentals were quite favorable for the midstream master limited partnership (“MLP”) space. Key themes driving positive fundamentals included: 1) good earnings results, particularly for natural gas pipeline companies with capacity available to take advantage of extreme winter weather in late 2013 and early 2014; 2) continuing supply takeaway announcements, such as new long-haul Bakken crude pipelines, a significant ethane export terminal project, and numerous sizable natural gas pipeline project proposals related to the Marcellus/Utica takeaway; 3) merger and acquisition activity and strategic restructurings spurred by the pursuit of growth, including several “drop-down” transactions and proposals for MLP consolidation; 4) numerous initial public offerings (“IPOs”) and the ongoing “MLP-ification” trend (assets moving into MLP structures), including an important announcement by an energy “major” to form an MLP; and 5) positive fund flows into MLP-focused investment products. Continuing the trend of the past few years, the rapid and dramatically shifting dynamics related to midstream infrastructure has created both challenges and opportunities for individual MLPs.

The vast majority of energy infrastructure needed to support continued shale development is being built and developed by MLPs. In addition to the significant capex backlogs of existing MLPs, we believe the numerous announcements and filings for new MLPs in the past year alone highlight the positive attributes of the MLP structure (assets moving into the MLP structure is a trend we have historically referred to as the “MLP-ification” of the energy space). Noteworthy examples of “MLP-ification” this year included IPOsfrom large sponsors such as Royal Dutch Shell PLC (NYSE: RDS), Antero Resources Corp. (AM), Dominion Resources, Inc. (NYSE: D), CONSOL Energy, Inc. (NYSE: CNX), Noble Energy, Inc. (NYSE: NBL), Transocean Ltd. (NYSE: RIG), Westlake Chemical Corp. (NYSE: WLKP), CenterPoint Energy, Inc. (NYSEL CNP) and OGE Energy Corp. (NYSE: OGE). We believe the MLP structure remains a preferred vehicle to house midstream assets as well as a means to unlock value, via the general partner and associated incentive distribution rights (“IDRs”), at the parent/sponsor level.

Merger and acquisition activity was also elevated, including MLP consolidation, as larger MLPs focused on M&A to further diversify and integrate their assets into new business areas as well as gain access to new production regions. There were numerous acquisition/merger announcements this year, including Williams Companies, Inc. (NYSE: WMB)/Williams Partners, L.P. (NYSE: WPZ) acquiring Access Midstream Partners, L.P. (NYSE: ACMP), NGL Energy Partners, LP (NYSE: NGL) acquiring Transmontaigne Partners, L.P. (NYSE: TLP), Kinder Morgan, Inc. (NYSE: KMI) acquiring Kinder Morgan Energy Partners, LP (NYSE: KMP)/Kinder Morgan Management, LLC (NYSE: KMR)/El Paso Pipeline Partners, LP (NYSE: EPB) and Targa Resources Corp. (NYSE: TRGP)/Targa Resources Partners, LP (NYSE: NGLS) acquiring Atlas Energy, LP (NYSE: ATLS)/Atlas Pipeline Partners, LP (NYSE: APL).

However, the positive fundamental landscape and investor sentiment changed significantly with the precipitous decline in crude and natural gas liquids (“NGL”) prices beginning in the summer of 2014, and prices were further aggravated by the OPEC (Organization of the Petroleum Exporting Countries) decision in November 2014 to maintain its targeted crude production ceiling. Crude prices fell sharply towards the end of the Fund’s fiscal year in large part, we believe, due to robust production, global growth concerns, geopolitical issues and dollar strength.

This dramatic price decline sent shockwaves through the energy industry. For example, many exploration and production (“E&P”) companies materially lowered their 2015 cap-ex budgets (i.e. reducing planned drilling and expected production growth) and indicated an intent to focus spending on higher return areas within their respective footprint. According to Bentek’s internal rate of return (“IRR”) estimates, most of the major oil plays in the U.S. yield IRRs between 20% and 30% at a wellhead price as low as $60/bbl.1

It is important to note that this is an ongoing development affecting plays and companies/partnerships in different ways and to different degrees (for example depending on the type of business, the location of the asset, the customer, the type of contract, etc.). For the time being, many midstream MLP management teams have stated they have yet to see volumetric impacts for their systems or anticipate significant reductions in their backlog of organic growth projects. However, MLP investors have apparently re-priced MLP equities based not only on direct commodity price impacts (for those contracts with commodity price sensitivity) but on anticipated throughput and/or project backlog reductions as well. Subsectors that have performed worse on a relative basis over the past few months are generally more commodity price sensitive and include Natural Gas Gatherers & Processors, Shipping, Coal, Upstream MLPs, Variable Distribution MLPs, and General Partners. We expect continued volatility in MLP trading until we get additional clarity into E&P cap-ex plans and commodity prices stabilize.

Fund Performance and Strategy

A number of key issues affected the Fund’s performance during the reporting period. In particular, the Fund benefited from overweight positions and favorable stock selection in the Large Cap Diversified, Natural Gas Gatherers and Processors, and Crude Oil and Refined Products subsectors. The rapid decrease in commodity prices and the overweight positions in the Upstream MLPs and Shipping subsectors, however, detracted from the Fund’s performance.

The stocks that made the strongest positive contributions to the Fund’s performance during the period were Large Cap Diversified MLPs: KMR (acquired by KMI) and Energy Transfer Partners, LP (NYSE: ETP). Each of these positions remained in the Fund’s portfolio at the end of the reporting period.

Detractors from the Fund’s performance included holdings in Linn Co, LLC (NYSE: LNCO) and Navios Maritime Partners, LP (NYSE: NMM). The decline in crude oil prices and global economic growth concerns had a very negative impact on the Upstream MLP and Shipping subsectors.

[1]	“Production Junction, What’s That Price Function?” Bentek Energy LLC. November 4, 2014.

As of the end of the reporting period, the Fund’s assets remained overweight in the Upstream MLP and Shipping subsectors, as companies in these subsectors continued to display higher yields relative to other MLP subsectors. The Upstream MLP subsector has historically exhibited greater unit price volatility than other MLP subsectors given production and commodity price exposure, and the stocks in this subsector have been negatively impacted by the sharp and rapid decrease in the price of crude oil. The Shipping subsector was negatively affected by falling commodity prices and the global fears of an economic slowdown. Additionally, the Fund had exposure to several Large Capitalization Diversified MLPs. These MLPs typically have businesses in several midstream subsectors providing diversification and expansive asset foot prints offering a variety of growth avenues. Also, their size and trading liquidity may help provide stability when markets become volatile. Conversely, the Fund remained underweight in the Coal MLP subsector due to concerns of deteriorating fundamentals.

The Fund’s investment strategy focuses on holding core positions in higher yielding MLPs with stable business models and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments in MLPs and energy debt instruments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term.

Closing

In the midst of the current market turmoil, we continue to monitor relevant credit spreads, which have historically been an early warning signal for trouble ahead. While these spreads have widened, they remain below longer-term averages and below recent peaks experienced during 2011 and 2008-2009.

We believe interest rates have taken a back seat to the focus on crude and related NGL dynamics. Nonetheless, while there have been bouts of heightened market anxiety surrounding monetary policy and the timing/trajectory of interest rate “lift-off,” interest rates continue to remain low and currently provide a favorable backdrop for midstream MLPs. We believe the market generally expects the Federal Reserve to begin increasing the federal funds rate as early as June 2015, and we shall see if we get a “rate tantrum” as we approach that point in time.

While we remain confident in the long-term need for infrastructure and positive return potential for MLPs, the rapid decline in crude oil prices has created significant near-term headwinds and uncertainty for the space. This is an ongoing and rapidly changing development and the industry is currently assessing and working through the implications of a lower crude price environment. A prolonged period of low crude oil prices is likely to reduce drilling activity which would result in a lower production growth trajectory. Although this could result in fewer future organic growth opportunities for MLPs, we do not believe this will have an impact on current projects under development, most all of which are supported by long term commitments. Nonetheless, we have stress tested our models to better understand the cash flow impact for midstream companies from the recent oil price fluctuations.

We believe the midstream energy sector continues to provide a compelling long term risk-adjusted total return potential through a combination of current yield with growth. In the near term we expect continued equity volatility until commodity prices stabilize and we gain a better understanding of expected E&P spending plans. Importantly, we do not invest in the asset class as a whole; we continue to seek attractive investment opportunities based upon our fundamental and bottom-up research process.

We at Swank Capital, LLC and Cushing® Asset Management, LP truly appreciate your support, and we look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank Chairman and Chief Executive Officer	Daniel L. Spears President

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

The Fund is organized as a “C” corporation and is subject to U.S. federal income tax on its taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes. The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index.

The Cushing® MLP Total Return Fund

Allocation of Portfolio Assets(1) (Unaudited)

November 30, 2014

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Common Stock
(4)	Royalty Trusts
(5)	Preferred Stock
(6)	Senior Notes

The Cushing® MLP Total Return Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Fiscal Year Ended 11/30/14	Fiscal Year Ended 11/30/13	Fiscal Year Ended 11/30/12	Fiscal Year Ended 11/30/11	Fiscal Year Ended 11/30/10
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$26,986,074	$27,806,587	$25,284,505	$32,455,881	$21,050,065
Interest	488,952	669,582	659,085	1,128,473	1,320,531
Other	198,333	798,964	5,061	18,038	0

Total income from investments	$27,673,359	$29,275,133	$25,948,651	$33,602,392	$22,370,596
Advisory fee and operating expenses
Advisory fees, less reimbursement by Advisor	$4,314,026	$3,862,641	$4,723,818	$4,822,578	$2,467,110
Operating expenses(a)	1,127,724	686,943	3,312,486	2,671,727	948,767
Interest and dividends	1,264,615	552,890	1,698,813	1,094,343	465,469
Other	112,527	8,116	0	157,090	257,274

Total advisory fees and operating expenses	$6,818,892	$5,110,590	$9,735,117	$8,745,738	$4,138,620
Distributable Cash Flow (DCF)(b)	$20,854,467	$24,164,543	$16,213,534	$24,856,654	$18,231,976
Distributions paid on common stock	$30,182,347	$30,006,331	$29,822,349	$20,674,008	$18,332,242
Distributions paid on common stock per share	$0.90	$0.90	$0.90	$0.68	$0.90
Distribution Coverage Ratio
Before advisory fee and operating expenses	0.9x	1.0x	0.9x	1.6x	1.2x
After advisory fee and operating expenses	0.7x	0.8x	0.5x	1.2x	1.0x
OTHER FUND DATA (end of period)
Total Assets, end of period	326,002,305	329,717,559	257,548,780	370,416,553	293,125,989
Unrealized appreciation (depreciation), net of income taxes	(8,126,321)	17,896,838	979,250	9,253,059	67,183,214
Short-term borrowings	95,547,072	72,950,000	36,300,000	72,800,000	69,800,000
Short-term borrowings as a percent of total assets	29%	22%	14%	20%	24%
Net Assets, end of period	199,847,099	233,619,616	220,020,922	255,747,023	208,002,375
Net Asset Value per common share	$5.94	$6.98	$6.62	$7.74	$8.03
Market Value per share	$8.10	$8.09	$7.68	$9.43	$9.42
Market Capitalization	$272,396,066	$270,839,382	$255,417,600	$311,708,103	$244,113,742
Shares Outstanding	33,629,144	33,478,292	33,257,500	33,054,942	25,914,410

(a)	Excludes expenses related to capital raising

(b)	“Net Investment Income, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

The Cushing® MLP Total Return Fund

Schedule of Investments	November 30, 2014

COMMON STOCK — 8.8%(1)	Shares	Fair Value
General Partnerships — 6.1%(1)
United States — 6.1%(1)
Kinder Morgan, Inc.(2)	179,943	$7,440,629
Targa Resources Corp.(2)	41,700	4,759,638

		12,200,267

Shipping — 2.7%(1)
Bermuda — 1.5%(1)
Golar LNG Ltd.	70,401	2,923,050

Republic of the Marshall Islands — 1.2%(1)
Teekay Corp.	48,307	2,401,824

		5,324,874

Total Common Stock (Cost $17,625,454)		$17,525,141

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 116.9%(1)
Coal — 3.9%(1)
United States — 3.9%(1)
Natural Resource Partners, L.P.(2)	649,350	$7,753,239

Crude Oil & Refined Products — 6.2%(1)
United States — 6.2%(1)
Blueknight Energy Partners, L.P.(2)	242,433	1,740,669
Buckeye Partners, L.P.(2)(3)	42,400	3,259,288
NuStar Energy, L.P.(2)	114,800	6,428,800
Sprague Resources, L.P.(2)	47,350	1,063,955

		12,492,712

General Partnerships — 7.2%(1)
United States — 7.2%(1)
Atlas Energy, L.P.(2)(3)	151,100	5,361,028
Energy Transfer Equity, L.P.(2)	69,450	4,124,636
NuStar GP Holdings, LLC(2)	141,350	4,856,786

		14,342,450

Large Cap Diversified — 13.3%(1)
United States — 13.3%(1)
Enbridge Energy Management LLC(2)(4)(5)	125,373	4,563,569
Energy Transfer Partners, L.P.(2)(3)	219,688	14,317,067
Williams Partners, L.P.(2)	147,871	7,650,846

		26,531,482

Natural Gas Gatherers & Processors — 19.8%(1)
United States — 19.8%(1)
Access Midstream Partners, L.P.(2)	84,750	5,312,130
American Midstream Partners, L.P.(2)	14,502	323,685
Atlas Pipeline Partners, L.P.(2)	404,740	13,291,661
EnLink Midstream Partners, L.P.(2)	78,300	2,183,787
MarkWest Energy Partners, L.P.(2)(3)	36,600	2,600,796
Regency Energy Partners, L.P.(2)(3)	351,426	10,012,127
Southcross Energy Partners, L.P.(2)	332,235	5,794,178

		39,518,364

Other — 7.7%(1)
United States — 7.7%(1)
Compressco Partners, L.P.(2)	308,135	6,295,198
Exterran Partners, L.P.(2)	264,614	6,541,258
OCI Partners, L.P.(2)	155,948	2,651,116

		15,487,572

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments	November 30, 2014 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — (Continued)	Shares	Fair Value
Propane — 8.9%(1)
United States — 8.9%(1)
Amerigas Partners, L.P.(2)	169,300	$7,819,967
Ferrellgas Partners, L.P.(2)	183,400	5,091,184
Suburban Propane Partners, L.P.(2)	108,650	4,889,250

		17,800,401

Shipping — 13.9%(1)
Republic of the Marshall Islands — 13.9%(1)
Capital Product Partners, L.P.(2)	1,974,911	15,443,804
Navios Maritime Partners, L.P.(2)	953,450	12,356,712

		27,800,516

Upstream — 31.5%(1)
United States — 31.5%(1)
Atlas Resource Partners, L.P.(2)	665,490	10,122,103
BreitBurn Energy Partners, L.P.(2)	826,382	10,916,501
EV Energy Partners, L.P.(2)	274,200	7,768,086
Legacy Reserves, L.P.(2)	490,927	8,753,228
LinnCo, LLC(2)	405,958	6,661,771
LRR Energy, L.P.(2)	458,950	5,232,030
Memorial Production Partners, L.P.(2)	552,175	7,597,928
Vanguard Natural Resources, LLC(2)	251,900	5,849,118

		62,900,765

Variable Distribution — 4.5%(1)
United States — 4.5%(1)
Alon USA Partners, L.P.	115,650	1,971,832
CrossAmerica Partners, L.P.(2)	213,800	7,057,538

		9,029,370

Total Master Limited Partnerships and Related Companies (Cost $256,773,426)		$233,656,871

ROYALTY TRUSTS — 0.7%(1)
Natural Gas Gatherers & Processors — 0.7%(1)
United States — 0.7%(1)
SandRidge Permian Trust(2)	161,750	$1,386,198

Total Royalty Trusts (Cost $2,286,323)		$1,386,198

PREFERRED STOCK — 3.3%(1)
Crude Oil & Refined Products — 3.3%(1)
United States — 3.3%(1)
Blueknight Energy Partners, L.P.	757,519	$6,666,167

Total Preferred Stock (Cost $4,897,441)		$6,666,167

FIXED INCOME — 4.6%(1)
Exploration & Production — 3.1%(1)
United States — 3.1%(1)
Midcontinent Express Pipeline LLC, 6.700%, due 09/15/2019(2)(6)	2,500,000	$2,800,000
Oasis Petroleum, Inc., 6.875%, due 03/15/2022	500,000	472,500
Rockies Express Pipeline, LLC, 5.625%, due 04/15/2020(6)	1,500,000	1,560,000
Rosetta Resources, Inc., 5.625%, due 05/01/2021(2)	1,000,000	960,000
Sanchez Energy Corp., 6.125%, due 01/15/2023(2)(6)	500,000	451,250

		6,243,750

Refining & Marketing — 1.5%(1)
United States — 1.5%(1)
Western Refining, Inc., 6.250%, due 04/01/2021	3,000,000	2,938,140

Total Fixed Income (Cost $9,266,384)		$9,181,890

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments	November 30, 2014 — (Continued)

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 0.3%(1)	Shares	Fair Value
United States — 0.3%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.01%(7)	105,421	$105,421
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(7)	105,421	105,421
Fidelity Money Market Portfolio — Institutional Class, 0.05%(7)	105,421	105,421
First American Government Obligations Fund — Class Z, 0.01%(7)	105,421	105,421
Invesco STIC Prime Portfolio, 0.04%(7)	105,420	105,420

Total Short-Term Investments (Cost $527,104)		$527,104

OPTIONS — 0.0%(1)	Contracts
United States — 0.0%(1)
Boardwalk Pipeline Partners, L.P., Call Option Expiration: December 2014, Exercise Price: $20.00	2,738	$13,690

Total Options (Cost $412,001)		$13,690

TOTAL INVESTMENTS — 134.6%(1) (Cost $291,788,133)		$268,957,061
Liabilities in Excess of Other Assets — (34.6)%(1)		(69,109,962)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$199,847,099

SCHEDULE OF SECURITES SOLD SHORT — (13.2)%(1)	Shares
Exchange Traded Funds — (13.2)%(1)
United States — (13.2)%(1)
Energy Select Sector SPDR	(80,450)	$(6,421,519)
JPMorgan Alerian MLP Index ETN	(172,100)	(8,384,712)
Market Vectors ETF Trust Oil Services	(140,750)	(5,368,205)
SPDR S&P Oil & Gas Exploration & Production ETF	(121,100)	(6,185,788)

TOTAL SECURITIES SOLD SHORT (PROCEEDS $26,539,335)		$(26,360,224)

SCHEDULE OF WRITTEN CALL OPTIONS — (0.1)%(1)	Contracts
United States — (0.1)%(1)
Atlas Energy, L.P., Call Option Expiration: December 2014, Exercise Price: $40.00	(300)	$(12,000)
Buckeye Partners, L.P., Call Option Expiration: December 2014, Exercise Price: $85.00	(400)	(8,000)
Energy Transfer Partners, L.P., Call Option Expiration: December 2014, Exercise Price: $70.00	(660)	(20,460)
Markwest Energy Partners, L.P., Call Option Expiration: December 2014, Exercise Price: $75.00	(120)	(4,800)
Regency Energy Partners, L.P., Call Option Expiration: December 2014, Exercise Price: $30.00	(1,000)	(60,000)

Total Written Options (Proceeds $96,975)		$(105,260)

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(3)	All or a portion of these securities represent cover for outstanding call options written.

(4)	No distribution or dividend was made during the period ended November 30, 2014. As such, it is classified as a non-income producing security as of November 30, 2014.

(5)	Security distributions are paid-in-kind.

(6)

Restricted security under Rule 144A under the Securities Act of 1933, as amended. At November 30, 2014, these securities amounted to approximately $4,811,250, or 2.4% of net assets applicable to common stockholders.

(7)	Rate reported is the current yield as of November 30, 2014.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Assets & Liabilities

November 30, 2014

Assets
Investments, at fair value (cost $291,376,132)	$268,943,371
Options, at fair value (cost $412,001)	13,690
Cash	22,235,221
Receivable for investments sold	28,257,552
Deferred tax asset	6,336,123
Interest receivable	102,500
Prepaid expenses and other assets	113,848

Total assets	326,002,305

Liabilities
Securities sold short, at fair value (proceeds $26,539,335)	26,360,224
Written options, at fair value (proceeds $96,975)	105,260
Short-term borrowings	95,547,072
Payable for investments purchased	3,537,169
Distributions and dividends payable	102,916
Payable to Adviser	333,737
Payable to Trustees	9,000
Accrued expenses and other liabilities	159,828

Total liabilities	126,155,206

Net assets applicable to common stockholders	$199,847,099

Net Assets Applicable to Common Stockholders Consisting of Capital stock, $0.001 par value; 33,629,144 shares issued and outstanding (unlimited shares authorized)	$33,629
Additional paid-in capital	283,275,163
Undistributed net investment loss, net of income taxes	(80,822,916)
Accumulated realized gain, net of income taxes	5,487,544
Net unrealized depreciation on investments, net of income taxes	(8,126,321)

Net assets applicable to common stockholders	$199,847,099

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$5.94

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Operations

Fiscal Year Ended November 30, 2014

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $12,266	$26,986,074
Less: return of capital on distributions	(21,018,570)

Distribution and dividend income	5,967,504
Interest income	488,952
Other income	198,333

Total Investment Income	6,654,789

Expenses
Advisory fees	4,314,026
Administration and accounting fees	317,406
Franchise tax expense	280,991
Professional fees	132,249
Trustees’ fees	109,071
Insurance expense	95,161
Reports to stockholders	89,443
Registration fees	35,811
Transfer agent fees	35,333
Custodian fees and expenses	32,259
Other expenses	112,527

Total Expenses before Interest and Dividend Expense	5,554,277
Interest expense	952,218
Dividend expense	312,397

Total Expenses	6,818,892

Net Investment Loss, before income taxes	(164,103)
Current tax expense	(7,484,092)
Deferred tax expense	(87,172)

Net Investment Loss	(7,735,367)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments, before income taxes	34,513,951
Net realized gain on securities sold short, before income taxes	900,065
Net realized gain on options, before income taxes	1,627,118
Deferred tax expense	(8,078,168)

Net realized gain on investments	28,962,966

Net change in unrealized depreciation of investments, before income taxes	(40,150,488)
Net change in unrealized depreciation of options, before income taxes	(406,596)
Deferred tax benefit	14,533,925

Net change in unrealized depreciation of investments	(26,023,159)

Net Realized and Unrealized Gain on Investments	2,939,807

Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(4,795,560)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statements of Changes in Net Assets

	Fiscal Year Ended November 30, 2014	Fiscal Year Ended November 30, 2013
Operations
Net investment loss	$(7,735,367)	$(5,861,332)
Net realized gain on investments, securities sold short, and options	28,962,966	30,928,388
Net change in unrealized appreciation (depreciation) of investments and options	(26,023,159)	16,917,588

Net increase (decrease) in net assets applicable to common stockholders resulting from operations	(4,795,560)	41,984,644

Dividends and Distributions to Common Stockholders
Net investment income	(30,182,347)	(26,405,571)
Return of capital	—	(3,600,760)

Total dividends and distributions to common stockholders	(30,182,347)	(30,006,331)

Capital Share Transactions
Issuance of 150,852 and 220,792 common shares from reinvestment of distributions to stockholders, respectively	1,205,390	1,620,381

Net increase in net assets applicable to common stockholders from capital share transactions	1,205,390	1,620,381

Total increase (decrease) in net assets applicable to common stockholders	(33,772,517)	13,598,694
Net Assets
Beginning of year	233,619,616	220,020,922

End of year	$199,847,099	$233,619,616

Undistributed net investment loss at the end of the fiscal year, net of income taxes	$(80,822,916)	$(42,905,202)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Cash Flows

Fiscal Year Ended November 30, 2014

Operating Activities
Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(4,795,560)
Adjustments to reconcile decrease in the net assets applicable to common stockholders to net cash provided by operating activities
Net change in unrealized depreciation of investments and options	40,557,084
Purchases of investments	(459,282,576)
Proceeds from sales of investments	428,799,143
Proceeds from investments sold short	103,831,947
Purchases to cover investments sold short	(90,603,229)
Proceeds from option transactions, net	44,259,666
Return of capital on distributions	21,018,570
Net realized gains on sales of investments, securities sold short, and options	(37,041,134)
Net purchases of short-term investments	(392,999)
Net accretion/amortization of senior notes’ premiums/discounts	2,032
Changes in operating assets and liabilities
Receivable for investments sold	(28,257,552)
Deferred tax asset	(6,336,123)
Interest receivable	(2,229)
Prepaid expenses and other assets	(55,245)
Payable to Adviser	18,179
Payable for investments purchased	(5,018,022)
Dividends payable related to securities sold short	102,916
Accrued interest expense	(314)
Accrued expenses and other liabilities	(3,432)

Net cash provided by operating activities	6,801,122

Financing Activities
Proceeds from borrowing facility	376,238,686
Repayment of borrowing facility	(353,641,614)
Dividends paid to common stockholders	(28,976,957)

Net cash used in financing activities	(6,379,885)

Increase in Cash and Cash Equivalents	421,237
Cash and Cash Equivalents:
Beginning of year	21,813,984

End of year	$22,235,221

Supplemental Disclosure of Cash Flow and Non-cash Information
Interest Paid	$952,532
Taxes Paid	$7,782,083
Additional paid-in capital from Dividend Reinvestment	$1,205,390
Non-cash cost adjustment from corporate actions	$60,886

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights

	Fiscal Year Ended November 30, 2014	Fiscal Year Ended November 30, 2013	Fiscal Year Ended November 30, 2012	Fiscal Year Ended November 30, 2011	Fiscal Year Ended November 30, 2010
Per Common Share Data(1)
Net Asset Value, beginning of year	$6.98	$6.62	$7.74	$8.03	$5.74
Public offering price	—	—	—	—	—
Offering costs on issuance of common shares	—	—	—	—	(0.05)
Income from Investment Operations:
Net investment income (loss)	(1.12)	(0.96)	(0.34)	0.68	1.07
Net realized and unrealized gain (loss) on investments	0.98	2.22	0.12	(0.29)	2.17

Total increase (decrease) from investment operations	(0.14)	1.26	(0.22)	0.39	3.24

Less Distributions to Common Stockholders:
Net investment income	(0.90)	(0.79)	(0.19)	(0.01)	—
Return of capital	—	(0.11)	(0.71)	(0.67)	(0.90)

Total distributions to common stockholders	(0.90)	(0.90)	(0.90)	(0.68)	(0.90)

Net Asset Value, end of year	$5.94	$6.98	$6.62	$7.74	$8.03

Per common share fair value, end of year	$8.10	$8.09	$7.68	$9.43	$9.42

Total Investment Return Based on Fair Value	11.89%	18.86%	(9.75)%	7.48%	42.26%

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights — (Continued)

	Fiscal Year Ended November 30, 2014	Fiscal Year Ended November 30, 2013	Fiscal Year Ended November 30, 2012	Fiscal Year Ended November 30, 2011	Fiscal Year Ended November 30, 2010
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year (000’s)	$199,847	$233,620	$220,021	$255,747	$208,002
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets after waiver(2)(3)	3.41%	4.64%	4.30%	3.39%	3.05%
Ratio of net investment income (loss) to average net assets before waiver(2)(4)	(0.07)%	(0.05)%	(1.91)%	0.10%	1.66%
Ratio of net investment income (loss) to average net assets after waiver(2)(4)	(0.07)%	(0.05)%	(1.91)%	0.10%	1.69%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, before waiver(2)	(0.55)%	(2.50)%	(2.18)%	0.10%	1.66%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, after waiver(2)	(0.55)%	(2.50)%	(2.18)%	0.10%	1.69%
Portfolio turnover rate	137.17%	297.81%	230.13%	240.55%	300.70%

(1)	Information presented relates to a share of common stock outstanding for the entire year.

(2)	For the fiscal year ended November 30, 2014, the Fund accrued $1,115,507 in net current and deferred tax expense.

For the fiscal year ended November 30, 2013, the Fund accrued $5,743,456 in net current tax expense.

For the fiscal year ended November 30, 2012, the Fund accrued $648,495 in net current tax expense.

For the fiscal year ended November 30, 2011, the Fund accrued $0 in net current and deferred tax expense.

For the fiscal year ended November 30, 2010, the Fund accrued $0 in net current and deferred tax expense.

(3)

The ratio of expenses (including current and deferred income tax benefit/expense) to average net assets before waiver was 3.41%, 4.64%, 4.30%, 3.39%, and 3.08% for the fiscal years ended November 30, 2014, 2013, 2012, 2011, and 2010, respectively.

(4)

The ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver was 2.93%, 2.18%, 4.03%, 3.39%, and 3.08% for the fiscal years ended November 30, 2014, 2013, 2012, 2011, and 2010, respectively.

The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 2.93%, 2.18%, 4.03%, 3.39%, and 3.05% for the fiscal years ended November 30, 2014, 2013, 2012, 2011, and 2010, respectively.

(5)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Notes to Financial Statements

November 30, 2014

1.    Organization

The Cushing® MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts are reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security is secured by collateral deposited with the broker-dealer. The Fund also is required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The fair value of securities sold short was $26,360,224 at November 30, 2014.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the fiscal year ended November 30, 2014, the Fund has estimated approximately 90% of the distributions received from MLPs to be return of capital.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2014, the Fund’s distributions were expected to be comprised of 100% ordinary income. The tax character of distributions paid for the fiscal year ended November 30, 2014 will be determined in early 2015.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The

Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in purchased options during the fiscal year ended November 30, 2014, are as follows:

	Contracts	Premiums
Outstanding at November 30, 2013	—	$—
Options purchased	66,100	6,205,601
Options covered	(30,862)	(3,710,991)
Options expired	(32,500)	(2,082,609)
Options exercised	—	—

Outstanding at November 30, 2014	2,738	$412,001

The average monthly fair value of purchased options during the fiscal year ended November 30, 2014 was $709,404.

Transactions in written options contracts for the fiscal year ended November 30, 2014, are as follows:

	Contracts	Premiums
Outstanding at November 30, 2013	—	$—
Options written	29,610	1,465,858
Options covered	—	—
Options expired	(18,513)	(883,654)
Options exercised	(8,617)	(485,229)

Outstanding at November 30, 2014	2,480	$96,975

The average monthly fair value of written options during the fiscal year ended November 30, 2014 was $109,434.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$743,464	$883,654	$1,627,118

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$(398,311)	$(8,285)	$(406,596)

3.    Concentrations of Risk

The Fund’s investment objective is to seek to produce current income and capitalization. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its Managed Assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its Managed Assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its Managed Assets in debt securities of MLPs, other natural resource companies and other issuers.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund. The Adviser earned $4,314,026 in advisory fees for the fiscal year ended November 30, 2014.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s managed assets, 0.05% on the next $200,000,000 of managed assets and 0.04% on the balance of the Fund’s managed assets, with a minimum annual fee of $40,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2014, are as follows:

Deferred tax assets:
Net operating loss carryforward	$358,582
Capital loss carryforward	17,035,128
Unrealized depreciation on investment securities	2,506,093

Total deferred tax assets before valuation allowance	19,899,803
Less: Valuation Allowance	(13,563,680)

Total deferred tax assets	6,336,123

Net deferred tax asset	$6,336,123

The capital loss carryforwards are available to offset future taxable income. The Fund has the following capital loss amounts:

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2010	$5,173,355	November 30, 2015
November 30, 2012	8,179,856	November 30, 2017

Total Fiscal Year Ended Capital Loss	$13,353,211

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Capital losses may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2014. For the year ended November 30, 2014, capital loss carry forwards in the amount of $35,361,961 expired.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2014, as follows:

Income tax benefit at the Federal statutory rate of 35%	$(1,345,717)
State income tax benefit, net of federal benefit	(95,189)
Income tax benefit on permanent items	(73,194)
Return to provision	(389,791)
Tax expense due to change in effective state rates	517,622
Valuation allowance changes affecting the provision for income taxes	2,501,776

Total Tax Expense to be accrued	$1,115,507

At November 30, 2014, the tax cost basis of investments was $247,645,506 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$159,910,678
Gross unrealized depreciation	(165,064,607)

Net unrealized depreciation	$(5,153,929)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning after November 30, 2011 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2014	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$17,525,141	$17,525,141	$—	$—
Master Limited Partnerships and Related Companies(a)	233,656,871	233,656,871	—	—
Royalty Trusts(a)	1,386,198	1,386,198	—	—
Preferred Stock(a)	6,666,167	—	6,666,167	—

Total Equity Securities	259,234,377	252,568,210	6,666,167	—

Notes
Senior Notes(a)	9,181,890	—	9,181,890	—

Total Notes	9,181,890	—	9,181,890	—

Other Short-Term Investments(a)	527,104	527,104	—	—
Options	13,690	13,690	—	—

Total Other	540,794	540,794	—	—

Total Assets	$268,957,061	$253,109,004	$15,848,057	$—

Liabilities Securities sold short(a)	$26,360,224	$26,360,224	$—	$—
Options	105,260	105,260	—	—

Total Liabilities	$26,465,484	$26,465,484	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2014.

Transfers into and out of each level are measured at fair value at the end of the fiscal year. There were no transfers between any levels during the fiscal year ended November 30, 2014.

7.    Investment Transactions

For the fiscal year ended November 30, 2014, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $459,282,576 and $428,799,143 (excluding short-term securities), respectively and made purchases to cover investments sold short and received proceeds from investments sold short in the amount of $90,603,229 and $103,831,947, respectively. The Fund purchased (at cost) and sold covered options (proceeds) in the amount of $6,205,601 and $48,999,603, respectively. The Fund sold written options (proceeds) in the amount of $1,465,664.

8.    Common Stock

The Fund has unlimited shares of capital stock authorized and 33,629,144 shares outstanding at November 30, 2014. Transactions in common stock for the fiscal years ended November 30, 2013 and 2014 were as follows:

Shares at November 30, 2012	33,257,500
Shares issued through reinvestment of distributions	220,792

Shares at November 30, 2013	33,478,292
Shares issued through reinvestment of distributions	150,852

Shares at November 30, 2014	33,629,144

9.    Borrowing Facilities

During the fiscal year ended November 30, 2014, the Fund maintained margin account arrangements with Credit Suisse and Bank of America – Merrill Lynch. For Credit Suisse, the interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR plus 1.20%). For Bank of America – Merrill Lynch, the interest rate charged on margin borrowing is tied to the cost of funds for Bank of America – Merrill Lynch (which approximates LIBOR plus 0.65%). In August 2014, the Fund terminated its margin account arrangement with Bank of America – Merrill Lynch. Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended November 30, 2014 was approximately $99,153,000 and 0.90%, respectively. At November 30, 2014, the principal balance outstanding was $95,547,072.

10.    Subsequent Events

On December 23, 2014, the Fund paid a distribution in the amount of $0.225 per common share, for a total of $7,566,557. Of this total, the dividend reinvestment amounted to $262,680.

The Cushing® MLP Total Return Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Cushing MLP Total Return Fund:

We have audited the accompanying statement of assets and liabilities of The Cushing MLP Total Return Fund (the Fund), including the schedule of investments, as of November 30, 2014, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year ended November 30, 2010 were audited by other auditors whose report dated January 27, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing MLP Total Return Fund at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

January 29, 2015

The Cushing® MLP Total Return Fund

Trustees and Executive Officers (Unaudited)

November 30, 2014

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	4	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2007	Retired. Private Investor with over 35 years of experience in asset management, investment banking and general business matters.	4	None

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2007	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	4	Dorchestor Minerals, L.P. (2008 to present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board and Chief Executive Officer	Trustee since 2007	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).	4	E-T Energy Ltd. (2008 to 2014) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (2010-2013) (storage and transportation of refined petroleum products and petrochemicals).

(1)

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. McMillan and Swank are expected to stand for re-election in 2015, Mr. Trout in 2016, and Mr. Bruce in 2017.

(2)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of November 30, 2014, there were four funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
Daniel L. Spears (1972)	President	Officer since 2010	Partner and portfolio manager of the Adviser (2006 – present); Previously, Investment banker at Banc of America Securities, LLC (1998 to 2006).

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010	Chief Operating Officer (“COO”) and Chief Financial Officer (“CFO”) of the Adviser (2010 – present); Previously, CAO of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010	General Counsel and Chief Compliance Officer (“CCO”) of the Adviser; Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance & Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

Judd B. Cryer (1973)	Vice President	Officer since 2012	Managing Director and Senior Research Analyst of the Adviser (2005 – present). Previously, a consulting engineer at Utility Engineering Corp. (1999 – 2003) and a project manager with Koch John Zink Company (1996 – 1998).

The Cushing® MLP Total Return Fund

Additional Information (Unaudited)

November 30, 2014

Investment Policies and Parameters

Previously, the Fund had stated an intention to generally invest in 20-30 issuers. The Board of Trustees has approved eliminating that policy. While the Fund initially expects to invest in a greater number of issuers, the Fund may in the future invest in fewer issuers. The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Investment Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the fiscal year ended November 30, 2014, the aggregate compensation paid by the Fund to the independent trustees was $109,071. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to stockholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the fiscal year ended November 30, 2014 was 137.17%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent, or by contacting the Plan Agent via their website at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® MLP Total Return Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

The Cushing® MLP Total Return Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer

Daniel L. Spears

President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

THE CUSHING® MLP TOTAL RETURN FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.swankcapital.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its Audit Committee. Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	76,000	73,344
Audit-Related Fees	None	None
Tax Fees	19,250	17,850
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant if they relate to operations of the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to this pre-approval requirement were as follows:

	FYE 11/30/2014	FYE 11/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2014	FYE 11/30/2013
Registrant	None	None
Registrant’s Investment Adviser	50,000	None

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Messrs. Brian R. Bruce, Edward N. McMillan and Ron P. Trout.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

2

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank, Daniel L. Spears and Paul N. Euseppi (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser since 2003.

Daniel L. Spears	President since 2014.	Partner and portfolio manager of the Investment Adviser since 2006.
Paul N. Euseppi	None.	Managing Director and Senior Research Analyst of the Investment Adviser since 2008.

3

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2014:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank

Registered investment companies	7	$3,209,323,823	0	$0

Other pooled investment vehicles	9	$482,841,627	8	$421,130,454

Other accounts	9	$1,059,638,065	1	$33,568,155

Daniel L. Spears

Registered investment companies	4	$2,602,824,944	0	$0

Other pooled investment vehicles	0	$0	0	$0

Other accounts	0	$0	0	$0

Paul N. Euseppi

Registered investment companies	1	$199,731,708	0	$0

Other pooled investment vehicles	3	$76,918,636	3	$75,039,300

Other accounts	1	$33,568,155	0	$33,568,155

4

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, other investment vehicles for which the Adviser serves as investment adviser or general partner of such vehicles (the “Affiliated Funds”), in which The Cushing MLP Total Return Fund (the “Fund”) will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the Fund’s. Situations may occur where the Fund could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limits on the size of the Fund’s position, or difficulty in liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the Fund’s Board of Trustees and its officers have a fiduciary obligation to act in the Fund’s best interest.

The Fund’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several Affiliated Funds. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the Fund’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the Fund.

Investment decisions for the Fund are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the Fund.

The Fund’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment Adviser

5

evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the Fund in which the Fund cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.

(a)(3) As of November 30, 2014:

Compensation

Messrs. Swank, Spears and Euseppi are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. Messrs. Spears and Euseppi each receive a base salary and participate in an incentive compensation plan based on the profits of the Investment Adviser. The partnership distributions and incentive compensation plan are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Messrs. Swank, Spears and Euseppi, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4) As of November 30, 2014:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	$100,001 – 500,000(1)

Daniel L. Spears	$10,001-50,000

Paul N. Euseppi	None

(1)	Includes securities owned by the Investment Adviser. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the securities held by the Investment Adviser.

6

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2014-06/30/2014	0	0	0	0

Month #2 07/01/2014-07/31/2014	0	0	0	0

Month #3 08/01/2014-08/31/2014	0	0	0	0

Month #4 09/01/2014-09/30/2014	0	0	0	0

Month #5 10/01/2014-10/31/2014	0	0	0	0

Month #6 11/01/2014-11/30/2014	0	0	0	0

Total	0	0	0	0
*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer & Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

7

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Cushing MLP Total Return Fund

By (Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date February 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date February 9, 2015

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date February 9, 2015

9